UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 2009

Commission File Number: 333-156526

TUFFNELL LTD.

(Exact Name of Registrant as Specified in Charter)

Nevada

26-2463465

(State or other jurisdiction of

(I.R.S. Employer I.D. No.)

incorporation or organization)

1802 N. Carson Street, Suite 108-3599

Carson City,  NV 89701

(Address of principal executive offices)

775-721-0542

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 22, 2009 Michael Lepage was appointed to the board of directors of Tuffnell Ltd. (the “Company”) and was appointed as Corporate Secretary.

Michael Lepage, age 49, is a seasoned technology professional with 22 years experience in wireless technology infrastructure and management. He has worked with multiple top tier wireless telecommunications providers in the US and Canada designing, deploying, optimizing and providing project management for new and developing large scale best in class market wireless networks.

Mr. Lepage has provided management expertise across a broad range of disciplines, including strategic planning, business development, technology development, implementation, operations, and operational efficiency.

Mr. Lepage holds a bachelor of Technology from Humber College and a diploma in Management Systems in Advanced Technology (MSAT) from Simon Fraser University.

Mr. Lepage has agreed to waive compensation at this time and no compensation was previously paid to him.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 22, 2009

TUFFNELL LTD.

(Registrant)

By:    /s/ Kyle Beddome

Kyle Beddome, President and Chief Executive Officer